                                                              Exhbit 99.3
                          OHIO CASUALTY CORPORATION

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIOD ENDING

                              DECEMBER 31, 2003



             Contents:  Page 1  GAAP Income Statement Data
                        Page 2  Statutory P&C Data
                        Page 3  P&C Accident Year Data
                        Page 4  Additional P&C Accident Year Data
                        Page 5  Consolidated Balance Sheet Data and
                                  Related Information
                        Page 6  Supplemental Information






Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events.
Investors are also advised to consult any further disclosures made on related subjects in the Company's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS (in thousands, except per share data) FOURTH QUARTER, 2003
(2003 Data Unaudited)


                                                      Three Months Ended Dec 31
                                           ------------------------------------------------
CONSOLIDATED                                         2003                  2002
----------------------------------------   ----------------------  ------------------------
Premiums and finance charges earned         $   363,457           $   367,793
Investment income less expenses                  53,170                53,764
Investment gains realized, net                    3,861                18,409
                                             -----------           -----------
      Total revenues                            420,488               439,966

Losses                                          209,935               216,751
Loss adjustment expenses                         46,650                48,459
Underwriting expenses                           122,629               122,997
Corporate and other expenses                      6,596                12,502
                                             -----------           -----------
      Total expenses                            385,810               400,709

Income tax (benefit) expense:
   On investment gains realized                   1,351                 6,443
   On all other income (loss)                     5,559                 3,707
                                             -----------           -----------
      Total income tax (benefit) expense          6,910                10,150

Net income (loss)                           $    27,768           $    29,107
                                            ============          ============

Average shares outstanding - diluted             61,736                61,125
Net income (loss), per share - diluted      $      0.45           $      0.48

                                                        Ratio to              Ratio to
                                                        Premiums              Premiums
PROPERTY AND CASUALTY                                    Earned                Earned
---------------------------------------                 --------              --------
Premiums and finance charges earned         $   363,457           $   367,793
Investment income less expenses                  52,390                53,217
Investment gains realized, net                    4,632                18,410

Losses                                          209,935     57.8%     216,751     58.9%
Loss adjustment expenses                         46,650     12.8%      48,459     13.2%
Underwriting expenses                           122,629     33.7%     122,997     33.4%
                                             -----------  -------  -----------  -------
      Total expenses                            379,214    104.3%     388,207    105.5%

Effective tax rate on investment income            33.1%                 35.7%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $       780           $       547
Investment gains (losses) realized, net            (771)                   (1)
Agent relationships asset expenses                3,278                 9,920
Corporate expenses                                3,318                 2,582


                                                                 Year
                                           ------------------------------------------------
CONSOLIDATED                                          2003                  2002
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $ 1,424,353           $ 1,450,467
Investment income less expenses                 208,723               207,133
Investment gains realized, net                   35,872                45,192
                                             -----------           -----------
      Total revenues                          1,668,948             1,702,792

Losses                                          852,474               902,731
Loss adjustment expenses                        174,896               227,081
Underwriting expenses                           503,194               489,465
Corporate and other expenses                     30,809                90,221
                                             -----------           -----------
      Total expenses                          1,561,373             1,709,498

Income tax (benefit) expense:
   On investment gains realized                  12,555                15,817
   On all other income (loss)                    19,176               (21,632)
                                             -----------           -----------
      Total income tax (benefit) expense         31,731                (5,815)

Net income (loss)                           $    75,844           $      (891)
                                            ============          ============

Average shares outstanding - diluted             61,327                61,284
Net income (loss), per share - diluted      $      1.24           $     (0.01)

                                                        Ratio to              Ratio to
                                                        Premiums              Premiums
PROPERTY AND CASUALTY                                    Earned                Earned
---------------------------------------                 --------              --------
Premiums and finance charges earned         $ 1,424,353           $ 1,450,467
Investment income less expenses                 204,874               205,794
Investment gains realized, net                   35,026                45,371

Losses                                          852,474     59.8%     902,731     62.2%
Loss adjustment expenses                        174,896     12.3%     227,081     15.7%
Underwriting expenses                           503,194     35.3%     489,465     33.7%
                                             -----------  -------  -----------  -------
      Total expenses                          1,530,564    107.4%   1,619,277    111.6%

Effective tax rate on investment income            33.7%                 33.9%

CORPORATE/OTHER
----------------------------------------
Investment income less expense              $     3,849           $     1,339
Investment gains (losses) realized, net             846                  (179)
Agent relationships asset expenses               18,690                79,699
Corporate expenses                               12,119                10,522

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS (in thousands) FOURTH QUARTER, 2003
(2003 Data Unaudited)


                                                   THREE MONTHS ENDED DEC 31
                                      -------------------------------------------------
                                                2003                     2002
OPERATING SEGMENTS and                -----------------------  ----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    180,663    119.0%   $    182,266    106.9%
   Workers' compensation                     27,531    137.6%         31,984    130.2%
   Commercial auto                           51,113    108.3%         48,231    111.8%
   General liability                         18,582    128.2%         18,924     96.9%
   CMP, BOP, fire and inland marine          83,437    116.8%         83,127     95.6%

Specialty Lines                              40,311     60.9%         47,208     77.0%
   Commercial umbrella                       29,745     56.4%         31,911     87.8%
   Fidelity and surety                       10,566     74.2%         15,298     52.5%

Personal Lines                              120,144     97.0%        118,335    119.1%
   New Jersey personal auto                     (40)  5964.5%           (708)   251.6%
   Other personal lines                     120,184     95.0%        119,043    113.9%
      Other personal auto                    71,692    103.0%         71,076    125.3%
      Homeowners                             39,876     86.1%         39,689     97.4%
                                        ------------   ------    ------------   ------
          Total All Lines              $    341,118    104.7%   $    347,809    107.5%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $    341,118             $    347,809
Premiums earned                             363,335                  367,764
Losses incurred                             208,512     57.4%        216,695     58.9%
Loss adjustment expenses                     46,650     12.8%         48,459     13.2%
Underwriting expenses                       117,554     34.5%        123,198     35.4%
                                                       ------                   ------
Underwriting loss                            (9,381)   104.7%        (20,588)   107.5%
                                                       ======                   ======
Investment income                            52,133                   53,217
Investment gains realized                     4,174                   25,736
Other income/expense                              -                        -
Federal income tax expense (benefit)         11,543                    1,136
                                        ------------             ------------
Net income                             $     35,383             $     57,229
                                        ============             ============

Included above:
  Dividends to policyholders                    165      0.0%         (3,009)    -0.9%
  Paid loss & loss adjustment expense       244,589                  260,665



                                                           YEAR
                                      --------------------------------------------------
                                                2003                     2002
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                  Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    792,587    112.3%   $    762,189    115.1%
   Workers' compensation                    132,358    123.0%        143,911    129.2%
   Commercial auto                          228,333    105.5%        213,364    110.2%
   General liability                         83,448    122.6%         84,474    171.3%
   CMP, BOP, fire and inland marine         348,448    109.7%        320,440     95.8%


Specialty Lines                             164,851     77.2%        179,879     94.0%
   Commercial umbrella                      120,943     80.5%        132,655     97.7%
   Fidelity and surety                       43,908     68.1%         45,599     81.7%

Personal Lines                              484,112    105.6%        506,560    114.1%
   New Jersey personal auto                  (1,095)   648.1%         24,172    154.8%
   Other personal lines                     485,207    104.0%        482,388    107.9%
      Other personal auto                   293,820    105.2%        297,117    107.1%
      Homeowners                            157,184    106.9%        153,678    110.3%
                                        ------------   ------    ------------   ------
          Total All Lines              $  1,441,550    106.1%   $  1,448,628    112.8%


ALL LINES RESULTS                                      Ratio                    Ratio
---------------------                                  -----                    -----
Premiums written                       $  1,441,550             $  1,448,628
Premiums earned                           1,424,349                1,450,377
Losses incurred                             850,550     59.7%        902,201     62.2%
Loss adjustment expenses                    174,896     12.3%        227,081     15.7%
Underwriting expenses                       491,241     34.1%        506,204     34.9%
                                                       ------                   ------
Underwriting loss                           (92,338)   106.1%       (185,109)   112.8%
                                                       ======                   ======
Investment income                           204,874                  205,794
Investment gains realized                    31,870                   53,011
Other income/expense                              -                   (7,707)
Federal income tax expense (benefit)         25,289                   (9,159)
                                        ------------             ------------
Net income                             $    119,117             $     75,148
                                        ============             ============

Included above:
  Dividends to policyholders                    796      0.1%         (3,868)    -0.3%
  Paid loss & loss adjustment expense       975,319                1,032,544

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA
FOURTH QUARTER, 2003
(Data Unaudited)


                                                           STATUTORY COMBINED RATIO
                                             -------------------------------------------------------
                                                              Accident       Accident       Accident
                              Earned Prem                   Year 2003(A)   Year 2002(A)   Year 2002(A)
OPERATING SEGMENTS and        Twelve Months  Twelve Months    Measured       Measured       Measured
SELECTED PRODUCT LINES           Ended           Ended         as of          as of          as of
or MARKETS                    Dec 31, 2003   Dec 31, 2003     Dec 2003       Dec 2002       Dec 2003
----------------------        ------------   ------------   ------------   ------------   ------------
Commercial Lines               $  777,365        112.3%        107.1%         104.9%         101.3%
   Workers' compensation          134,730        123.0%        115.9%         123.0%         116.1%
   Commercial auto                221,085        105.5%        104.6%         101.7%          99.0%
   General liability               84,379        122.6%        114.4%         113.4%         108.8%
   CMP, BOP, fire and inland
      marine                      337,171        109.7%        103.3%          96.1%          93.8%

Specialty Lines                   162,666         77.2%         90.3%          95.4%          89.4%
   Commercial umbrella            120,546         80.5%         93.3%          98.8%          94.5%
   Fidelity and surety             41,837         68.1%         81.1%          84.4%          74.2%

Personal Lines                    484,322        105.6%        102.7%         111.8%         111.2%
   New Jersey personal auto         1,231        648.1%        257.3%         136.5%         138.3%
   Other personal lines           483,091        104.0%        102.1%         107.9%         107.1%
      Other personal auto         295,157        105.2%        102.6%         108.0%         106.7%
      Homeowners                  154,578        106.9%        105.8%         111.3%         111.4%
                               -----------     -------        -------        -------        -------
          Total All Lines      $1,424,353        106.1%        103.7%         106.9%         104.2%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2003 as of Dec 31, 2003 measures insured events for the twelve months of 2003. Accident year 2002 as of Dec 31, 2002 measures insured events for the twelve months of 2002 with related outstanding liabilities estimated as of Dec 31, 2002. Accident year 2002 as of Dec 31, 2003 measures insured events for the twelve months of 2002 with remaining related liabilities estimated as of Dec 31, 2003. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND CATASTROPHE DATA (in millions, except ratio data)
FOURTH QUARTER, 2003
(Data Unaudited)


                                          THREE MONTHS
PRIOR ACCIDENT YEAR LOSS & LAE            ENDED DEC 31                YEAR
by SEGMENT                              2003       2002          2003       2002
------------------------------     -----------------------  -----------------------
Commercial Lines                      $ 26.9     $  9.1       $  41.0     $ 73.9
Specialty Lines                         (9.2)      (7.5)        (21.3)      (2.2)
Personal Lines                           6.7        7.6          14.4       12.7
                                      -------    -------       -------    -------
  Total All Lines Accident Year
   Development                          24.4        9.2          34.1       84.4


PRIOR ACCIDENT YEAR LOSS & LAE
------------------------------
Accident Year 2002                    $ (5.5)                  $(39.0)
Accident Year 2001                       1.9     $  5.6           8.0     $(15.8)
Accident Year 2000 and Prior            28.0        3.6          65.1      100.2
                                      -------    -------       -------    -------
   Total Accident Year Development      24.4        9.2          34.1       84.4


CATASTROPHE LOSS RATIO
------------------------------
Commercial Lines                         1.4%       0.6%          2.6%       0.5%
Specialty Lines                         -0.1%      -1.9%          0.0%      -0.2%
Personal Lines                          -0.1%       2.6%          4.8%       3.1%
Homeowners                              -1.7%       6.8%         11.8%       8.7%
   Total All Lines                       0.7%       1.0%          3.1%       1.4%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
(in thousands, except share data)
FOURTH QUARTER, 2003
(2003 Data Unaudited)


                                        December 31,    December 31,
                                            2003            2002
ASSETS                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    43,260     $    29,082
  Tax exempt fixed maturities                 79,137          46,788
  Taxable fixed maturities:
    Available for sale, at fair value      2,899,793       3,063,904
    Held-to-maturity, at amortized cost      356,100             -
                                         ------------    ------------
       Total fixed maturities              3,378,290       3,139,774

  Equity securities, at fair value           329,049         312,537
  Short-term investments, at fair value       40,448          49,839
                                         ------------    ------------
       Total investments                   3,747,787       3,502,150
Cash                                          16,494          12,384
Premiums and other receivables, net of
  allowance for bad debts of $4,200 and
  $4,300, respectively                       347,863         324,759
Deferred policy acquisition costs            169,351         181,276
Property and equipment, net of
  accumulated depreciation of $152,905
  and $145,863, respectively                  89,212          97,798
Reinsurance recoverable                      592,688         419,870
Agent relationships, net of accumulated
  amortization of $39,093 and $34,100,
  respectively                               142,634         161,323
Interest and dividends due or accrued         47,489          45,961
Deferred income taxes                            -             2,411
Other assets                                  15,393          31,062
                                         ------------    ------------
       Total assets                      $ 5,168,911     $ 4,778,994
                                         ============    ============

Shares outstanding                        60,957,043      60,725,368

Book value per share                          $18.80          $17.43

FAS 115 component of book value per shar       $1.96           $1.76


                                        December 31,    December 31,
                                            2003            2002
Liabilities                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,163,720     $ 1,978,743
  Loss adjustment expenses                   464,134         454,907
  Unearned premiums                          703,015         668,707
Debt                                         198,042         198,288
Reinsurance treaty funds held                150,512         129,403
Deferred income taxes                         12,763             -
Other liabilities                            330,891         290,243
                                         ------------    ------------
       Total liabilities                   4,023,077       3,720,291



Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Common stock purchase warrants                   -            21,138
Accumulated other comprehensive income       254,654         246,160
Retained earnings                          1,033,404         936,687
Treasury stock, at cost:
  (Shares: 11,461,301; 11,692,976)          (151,276)       (154,334)
                                         ------------    ------------
      Total shareholders' equity           1,145,834       1,058,703
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,168,911     $ 4,778,994
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count and ratio data) FOURTH QUARTER, 2003
(2003 Data Unaudited)

                                           THREE MONTHS ENDED DEC 31           YEAR
                                           -------------------------  ----------------------
                                               2003        2002         2003        2002
                                             ----------  ----------   ----------  ----------
Gross Premiums Written
       Commercial Lines                     $ 188,349    $ 189,249    $  824,398   $  796,579
       Specialty Lines                         67,366       58,265       271,884      235,236
       Personal Lines                         121,217      118,328       494,143      520,591
                                             ----------   ----------   ----------  ----------
              Total                           376,932      365,842     1,590,425    1,552,406

New Business Gross Premiums Written
       Commercial Lines                        43,373       47,942       187,905      186,165
       Commercial Umbrella                     16,991       19,354        72,027       78,858
       Personal Lines                          11,054       10,093        43,939       34,593

Average Renewal Price Increase
       Commercial Lines                           7.7%        14.2%         11.4%        16.3%
       Commercial Umbrella                       14.5%        29.3%         18.1%        37.6%

Amortization of Deferred Acquisition Costs     92,470       96,792       383,976      376,223

Agent Relationships Asset Expenses
       Write-down                               1,454        7,881        11,244       69,510
       Amortization                             1,824        2,039         7,446       10,189
                                             ----------   ----------    ----------   ----------
              Total                             3,278        9,920        18,690       79,699

----------------------------------------------------------------------------

                                           DEC 31, 2003   DEC 31, 2002
                                           ------------   ------------
Statutory Insurance Reserves:
       Unearned premiums                    $  642,414     $  625,310
       Losses                                1,690,454      1,647,343
       Loss adjustment expense                 438,396        431,380

Statutory policyholders' surplus               867,627        725,748

Ratio of net premiums written to
     statutory surplus                      1.7 to 1.0     2.0 to 1.0



Employee Count                                   2,669          3,004

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to item 15 on pages 67 and 68 of the Corporation's Form 10-K for the year ended December 31, 2002.